UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2014

ZCO LIQUIDATING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-34650	04-3651093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Avenue

San Jose, California 95119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 733-8400

OCZ Technology Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, the common stock of ZCO Liquidating Corporation, f/k/a OCZ Technology Group, Inc. (the “Company”), was suspended from trading on The NASDAQ Stock Market (“NASDAQ”) at the opening of business on December 27, 2013 pursuant to NASDAQ Listing Rules 5101, 5110(b) and IM-5101-1. On February 24, 2014, NASDAQ filed a Form 25 with the Securities and Exchange Commission to delist and deregister the Company’s common stock. The delisting will become effective on March 6, 2014, ten days after the Form 25 was filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZCO LIQUIDATING CORPORATION

By:	/s/ Timothy D. Boates
Timothy D. Boates
Chief Restructuring Officer

Date: February 27, 2014